                 PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date:  June 15, 1999
                     Collection Period:  May 1 to 31, 1999

I. Available Funds
------------------
Scheduled Principal Payments Received                                                                             $   1,406,884.64
Partial and Full Prepayments Received                                                                                 1,985,265.90
Interest Payments Received                                                                                              826,489.62
Policy Claim Amount                                                                                                            -
Pre-Funding Earnings                                                                                                     39,342.64
Class A Redemption Amount                                                                                                     0.94
Income From Collection Account Eligible Investments                                                                      11,020.45
Recoveries On Previously Liquidated Receivables                                                                                -
Liquidation Proceeds                                                                                                     84,342.39
Recoveries From Insurance                                                                                                      -
Purchase Amount of Purchased Receivables                                                                                       -
                                                                                                                  ----------------
  Total Available Funds                                                                                           $   4,353,346.58
                                                                                                                  ================

II. Distributions
-----------------
A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                              $  94,424,196.90

Principal Portion of Scheduled Payments Received                                                                      1,406,884.64
Principal Portion of Prepayments                                                                                      1,985,265.90
Principal Portion of Purchased Receivables                                                                                     -
Principal Balance of Liquidated Receivables                                                                             133,836.83
Aggregate Amount of Cram Down Losses                                                                                           -
Class A Redemption Amount                                                                                                     0.94
                                                                                                                  ----------------
  Total Principal Payment Amount                                                                                  $   3,525,988.31
                                                                                                                  ----------------

Overcollateralization Amount to Principal                                                                               338,412.89
                                                                                                                  ----------------
Ending Principal Balance of Notes                                                                                 $  90,559,795.70
                                                                                                                  ================

B.  Priority of Distributions
-----------------------------
1.  Indenture Trustee, Backup Servicer, Owner Trustee                                                             $       4,164.16
2a. Basic Servicing Fee                                                                                                  59,488.00
 b. Supplemental Servicing Fee                                                                                            2,403.27
3.  Class A Interest Payment Amount                                                                                     468,186.64
4.  Class A Principal Payment Amount                                                                                  3,525,988.31
5.  Note Insurer Payment                                                                                                 31,474.73
6.  To The Reserve Fund                                                                                                 261,641.47
7.  Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer                          -
                                                                                                                  ----------------
  Total Distributions Before Overcollateralization or Certificateholder Payments                                  $   4,353,346.58
                                                                                                                  ----------------
8.  Overcollateralization Amount to Class A Principal                                                                   338,412.89
9.  Accrued or Unpaid Basic and Supplemental Servicing Fees                                                                    -
10. Remaining Payment To The Certificateholder, Including Reserve Account Release                                              -
                                                                                                                  ----------------
  Total Payments                                                                                                  $   4,691,759.47
                                                                                                                  ================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: June 15, 1999
                     Collection Period: May 1 to 31, 1999

III. Note Balances
------------------

Beginning Note Balance                                                                  $ 94,424,196.90
Ending Note Balance                                                                     $ 90,559,795.70
Class A Note Factor                                                                            0.905598


Class A Original Balance                                                                $100,000,000.00
Class A Beginning Balance                                                               $ 94,424,196.90
Class A Ending Balance                                                                  $ 90,559,795.70
Class A Interest Carryover Shortfall                                                    $           -
Class A Principal Carryover Shortfall                                                   $           -


Overcollateralization Amount                                                               2,976,556.03
Target Overcollateralization Amount                                                        3,754,990.58


IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer,
     Owner Trustee, Class A Interest Payment Amount, and Note Insurer Payment           $           -
Less: Class A Interest Calculated On Principal Balance Of Receivables                               -
Less: Pre-Funding Earnings                                                                          -
                                                                                        ---------------
Interest Reserve Requirement                                                            $           -
                                                                                        ===============

V. Pre-Funded Amount
--------------------

Beginning Balance                                                                       $ 26,015,156.02
Plus: Pre-Funding Earnings                                                                    39,342.64
Less: Pre-Funding Distributions                                                           26,054,497.72
Less: Class A Redemption Amount                                                                    0.94
                                                                                        ---------------
Ending Balance                                                                          $          0.00
                                                                                        ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: June 15, 1999
                     Collection Period: May 1 to 31, 1999


VI. Receivables Performance
---------------------------                                                             Beginning                       End
A.  General Information                                                                 Of Period                    Of Period
-----------------------                                                            -------------------         ---------------------
Principal Balance                                                                    $  71,385,596.91             $   93,874,764.62
                                                                                   ===================         =====================
Number of Receivables                                                                           3,955                         5,117
                                                                                   ===================          ====================

B.  Delinquency/Repossession Information
----------------------------------------                  No. Of                        Principal                    % of Rec.
                                                        Receivables                      Balance                      Balance
                                                   ---------------------           -------------------          --------------------
30 - 59 Days Delinquent                                               28            $      544,111.21                          0.58%
60 - 89 Days Delinquent                                                8            $      203,260.09                          0.22%
90 + Days Delinquent                                                   1            $       18,646.75                          0.02%
                                                   ---------------------           -------------------          --------------------
  Total                                                               37            $      766,018.05                          0.82%
                                                   =====================           ===================          ====================

                                                                                                                     Principal/
                                                                                                                     (Proceeds)
                                                                                                               ---------------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                         $        116,745.09
Principal Balance of Other Liquidated Receivables                                                                        17,091.74
Cram Down Losses                                                                                                                 -
Liquidation Proceeds                                                                                                     (84,342.39)
Deficiency Recoveries On Previously Liquidated Receivables                                                                       -
Recoveries From Insurance                                                                                                        -
Other Recoveries
                                                                                                               --------------------
  Net Losses                                                                                                             $49,494.44
                                                                                                               ====================


VII. Reserve Account
--------------------
Beginning Balance                                                                                               $      1,427,711.94
Subsequent Reserve Deposit                                                                                               520,303.10
Income From Eligible Investments                                                                                           6,251.67
Deposits                                                                                                                 261,641.47
Release of Excess To The Noteholders                                                                                     338,412.89
Release of Excess To The Certificateholder                                                                                       -
                                                                                                               --------------------
Ending Balance                                                                                                  $      1,877,495.29
                                                                                                               ---------------------
Reserve Account Required Amount                                                                                 $      1,877,495.29
                                                                                                               =====================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              59.5% Class A Notes
                            Servicer's Certificate
                       Distribution Date: June 15, 1999
                     Collection period: May 1 to 31, 1999


VIII. Triggers

A. Calculations                                                                           Second                       Third
                                                                   Preceding             Preceding                   Preceding
                                                                   Collection            Collection                  Collection
Delinquency Ratio                                                   Period                Period                      Period
                                                            --------------------   -------------------     -----------------------
Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due       $      221,906.84       $     72,392.26            $       12,842.50

Divided By: Beginning Aggregate Principal Balance            $   71,385,596.91       $ 73,791,216.20            $   76,548,946.54
                                                            --------------------   -------------------     -----------------------
Delinquency Ratio                                                         0.31%                0.10%                        0.02%
                                                            ====================   ===================     =======================
                                                                                                                            0.14%
                                                                                                           =======================

Average For The Three Preceding Collection Periods

                                                                                          Second                       Third
                                                                   Preceding             Preceding                   Preceding
                                                                   Collection            Collection                  Collection
Default Ratio                                                       Period                Period                      Period
                                                            --------------------   -------------------     -----------------------


Principal Balance of all Liquidated Receivables              $      133,836.83       $          -               $            -

Divided By: Beginning Aggregate Principal Balance            $   71,385,596.91       $ 73,791,216.20           $    76,548,946.54

                                                            --------------------   -------------------     -----------------------
Default Ratio                                                            0.19%                 0.00%                        0.00%
                                                            ====================   ===================     =======================

Average For The Three Preceding Collection Periods                                                                          0.06%
                                                                                                           =======================

                                                                                          Cumulative,                  Cumulative
                                                             During The                   As Of Second                 As Of The
                                                              Preceding                   Preceding                    Preceding
                                                             Collection                   Accounting                  Accounting
Cumulative Net Loss Ratio                                      Period                        Date                        Date
                                                            --------------------   -------------------     -----------------------

Principal Balance Of Liquidated Receivables                  $      133,836.83       $          -               $            -

Less: Liquidation Proceeds And Recoveries Received                  (84,342.39)                 -                            -

Plus: Cram Down Losses                                                    -                     -                            -
                                                            --------------------   -------------------     -----------------------
Net Losses                                                   $       49,494.44       $          -               $            -
                                                            ====================   ===================     =======================

Aggregate Principal Balance As Of The Cutoff Date            $  102,564,101.62       $ 76,548,946.54             $  76,548,946.54
                                                            --------------------   -------------------     -----------------------

Net Loss Ratio                                                            0.05%                0.00%                        0.00%
                                                            ===================   ====================     =======================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: June 15, 19999
                     Collection Period: May 1 to 31, 1999

B. Triggers In Effect
---------------------
                                                                 Actual                       Reserve                     Trigger
                                                                 Ratio                         Event                       Event
                                                               ----------                  -------------               -------------
1.  Delinquency Ratio                                               0.14%                          1.50%                       2.00%
                                                               ==========                  =============               =============

2.  Default Ratio                                                   0.06%                          7.00%                         N/A
                                                               ==========                  =============               =============
3.  Cumulative Net Loss Ratio
          Months 06-08                                              0.05%                         0.75%                        1.00%
          Months 09-11                                              0.00%                         1.35%                        1.60%
          Months 12-14                                              0.00%                         2.00%                        2.30%
          Months 15-17                                              0.00%                         2.50%                        3.00%
          Months 18-20                                              0.00%                         3.35%                        3.65%
          Months 21-23                                              0.00%                         4.65%                        5.10%
          Months 24-26                                              0.00%                         5.50%                        6.00%
          Months 27-29                                              0.00%                         5.75%                        6.30%
          Months 30 +                                               0.00%                         5.90%                        6.50%

4.  Reserve/Trigger Events                                    Occurrences                  Deemed Cured
                                                              -----------                  ------------
          Reserve Event                                                No                           N/A
          Trigger Event                                                No                           N/A
          Servicer Termination Event                                   No

5.  The Collection Period Above Corresponds To Month No.            3
                                                              ===========



                Executed by:
                             -----------------------
                             James E. Stublarec
                             Vice-President, Finance

                Date:        June 8, 1999
                             -----------------------

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                       Distribution Date: June 15, 1999
                     Collection Period: May 1 to 31, 1999

                                                                                 Per $1,000 Of
Payments Allocable To Principal                                   Total         Orig. Principal
-------------------------------                             --------------     -----------------
Class A Noteholders                                         $ 3,864,401.20     $           38.64


                                                                                 Per $1,000 Of
Payments Allocable To Interest                                    Total         Orig. Principal
------------------------------                              --------------     -----------------
Class A Noteholders                                         $   468,186.64     $            4.68


                                                                                   Remaining
Amount Of Above Payments Paid From Reserve                        Total             Reserve
------------------------------------------                  --------------     -----------------
Principal                                                   $          -
Interest                                                               -
                                                            --------------     -----------------
Total                                                       $          -       $    1,877,495.29
                                                            ==============     =================


                                                                                 Per $1,000 Of
Note Balances                                                     Total         Orig. Principal
-------------                                               --------------     -----------------
Class A Noteholders                                         $90,559,795.70     $          905.60



Amount Of Fees Paid By The Trust                            $    97,530.16
--------------------------------                            ==============


                                                                                  Change From
                                                                                     Prior
Carryover Shortfalls                                              Total           Payment Date
--------------------                                        --------------     -----------------
Class A Interest                                            $          -       $             -
Class A Principal                                                      -                     -


Note Factor
-----------
Class A                                                                                 0.905598

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                       Distribution Date:  June 15, 1999
                     Collection Period:  May 1 to 31, 1999

Delinquency Ratio                                                        0.31%
-----------------                                            =================

Default Ratio                                                            0.19%
-------------                                                =================

Cumulative Net Loss Ratio                                                0.05%
-------------------------                                    =================

Reserve/Trigger Events                                        Occurrences        Deemed Cured
----------------------                                      ------------------ ------------------
Reserve Event                                                      No                N/A
Trigger Event                                                      No                N/A
Servicer Termination Trigger Event                                 No


Policy Claim Amount                                           $        -
-------------------                                          =================


Reimbursements to Note Insurer                                $        -
------------------------------                               =================


                                                              Occurrences         Continuing
                                                            ------------------ ------------------
Insurer Default                                                    No                N/A
---------------


During Funding Period
---------------------
Principal Balance of Subsequent Receivables                    $26,015,155.08
Class A Redemption Amount                                      $         0.94
Remaining Pre-Funded Amount                                    $          -


Class A Redemption Amount                                      $        $0.94
-------------------------                                     ================


Overcollateralization
---------------------
Overcollateralization Amount                                    $2,976,556.03              3.17%
Target Overcollateralization Amount                             $3,754,990.58              4.00%


                                  Page 2 of 2